SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2002


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-27102                   23-2694937
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountants

On March 1, 2002, the Audit Committee of eGames, Inc. (the "Company") unanimously approved the engagement of Stockton Bates, LLP ("Stockton Bates") as the Company's principal accountant to audit the Company's financial statements for the fiscal year ending June 30, 2002 and to review the Company's interim financial statements. The Company's previous certifying accountant, KPMG LLP, resigned on February 19, 2002, as disclosed in a Form 8-K filed by the Company on February 25, 2002.

A letter from Stockton Bates is attached as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit
Number                             Description
-------                            -----------

16.1     Letter from Stockton Bates to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  eGames, Inc.


                                        By:/s/ Thomas W. Murphy
                                           ------------------------------------
                                           Thomas W. Murphy, Vice President and
                                           Chief Financial Officer
Dated: March 8, 2002

                                                                   EXHIBIT 16.1

                               Stockton Bates, LLP
                          Certified Public Accountants
                         42 South 15th Street, Suite 600
                        Philadelphia, Pennsylvania 19102
                                  215-241-7500






March 8, 2002




Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549

RE:      eGames, Inc.

On March 1, 2002, Stockton Bates, LLP was appointed as auditors of eGames, Inc.

Stockton Bates, LLP has reviewed the Company's Form 8-K dated March 8, 2002 and Stockton Bates, LLP has no objections to the contents of the form and agrees with the statements contained therein.

Sincerely,

/s/ Stockton Bates, LLP